Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Fourth Quarter 2017

(Unaudited) (1)

	Actual Results	Actual Results	Guidance as of December 31, 2017
Dollars in thousands, except per share and unit	4Q 2017	YTD 2017	1Q 2018	Full-Year 2018

GAAP Metrics
Net income/(loss) attributable to UDR, Inc.	$69,280	$121,558	--	--
Net income/(loss) attributable to common stockholders	$68,356	$117,850	--	--
Income/(loss) per weighted average common share, diluted	$0.25	$0.44	$0.06 to $0.08	$0.26 to $0.30

Per Share Metrics
FFO per common share and unit, diluted	$0.46	$1.83	$0.46 to $0.48	$1.91 to $1.95
FFO as Adjusted per common share and unit, diluted	$0.48	$1.87	$0.46 to $0.48	$1.91 to $1.95
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.42	$1.72	$0.44 to $0.46	$1.76 to $1.80
Dividend declared per share and unit	$0.31	$1.24	$0.3225	$1.29 (2)

Same-Store Operating Metrics
Revenue growth	3.1%	3.7%	--	2.50% - 3.50%
Expense growth	2.9%	3.5%	--	2.50% - 3.50%
NOI growth	3.1%	3.8%	--	2.50% - 3.50%
Physical Occupancy	96.8%	96.8%	--	96.7% - 96.9%

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	36,322	117	79.1%
Stabilized, Non-Mature	3,158	9	7.3%
Acquired Communities	218	1	0.6%
Redevelopment	-	-	-
Development, completed	300	-	0.1%
Non-Residential / Other	N/A	N/A	2.0%
Sold and Held for Disposition	-	-	0.4%
Joint Venture (includes completed JV developments) (3)	7,286	29	10.5%
Sub-total, completed homes	47,284	156	100%
Under Development	801	2	-
Joint Venture Development	533	2	-
Developer Capital Program - West Coast Development JV	1,110	4	-
Total expected homes (3)(4)	49,728	164	100%

Balance Sheet Metrics (adjusted for non-recurring items)
	4Q 2017	4Q 2016
Interest Coverage Ratio	4.9x	4.9x
Fixed Charge Coverage Ratio	4.8x	4.8x
Debt as a percentage of Total Assets	33.2%	32.1%
Net Debt-to-EBITDA	5.3x	5.1x

(1)	See Attachment 16 for definitions and other terms.
(2)	Annualized for 2018.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes 822 homes that are part of the Developer Capital Program – Other as described in Attachment 12(B).

Attachment 1

UDR, Inc.

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
In thousands, except per share amounts	2017	2016	2017	2016

REVENUES:
Rental income	$ 250,116	$ 240,081	$ 984,309	$ 948,461
Joint venture management and other fees	2,764	2,927	11,482	11,400
Total revenues	252,880	243,008	995,791	959,861

OPERATING EXPENSES:
Property operating and maintenance	42,086	40,075	164,660	159,947
Real estate taxes and insurance	30,354	28,726	121,146	115,429
Property management	6,878	6,603	27,068	26,083
Other operating expenses	3,050	2,369	9,060	7,649
Real estate depreciation and amortization	109,401	102,537	430,054	419,615
Acquisition costs	27	152	371	213
General and administrative	11,563	13,104	48,195	49,548
Casualty-related charges/(recoveries), net	586	(1,102)	4,335	732
Other depreciation and amortization	1,648	1,458	6,408	6,023
Total operating expenses	205,593	193,922	811,297	785,239

Operating income	47,287	49,086	184,494	174,622

Income/(loss) from unconsolidated entities (2)	19,666	35,945	31,257	52,234

Interest expense	(30,833)	(29,295)	(119,499)	(121,302)
(Cost)/benefit associated with debt extinguishment and other	(3,378)	-	(9,212)	(1,729)
Total interest expense	(34,211)	(29,295)	(128,711)	(123,031)
Interest income and other income/(expense), net	548	481	1,971	1,930

Income/(loss) before income taxes and gain/(loss) on sale of real estate owned	33,290	56,217	89,011	105,755
Tax (provision)/benefit, net	1,065	3,063	240	3,774

Income/(loss) from continuing operations	34,355	59,280	89,251	109,529
Gain/(loss) on sale of real estate owned, net of tax	41,272	200,466	43,404	210,851

Net income/(loss)	75,627	259,746	132,655	320,380
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership (3)	(6,290)	(22,114)	(10,933)	(27,282)
Net (income)/loss attributable to noncontrolling interests	(57)	(15)	(164)	(380)

Net income/(loss) attributable to UDR, Inc.	69,280	237,617	121,558	292,718
Distributions to preferred stockholders - Series E (Convertible)	(924)	(930)	(3,708)	(3,717)

Net income/(loss) attributable to common stockholders	$ 68,356	$ 236,687	$ 117,850	$ 289,001

Income/(loss) per weighted average common share - basic:	$ 0.26	$ 0.89	$ 0.44	$ 1.09
Income/(loss) per weighted average common share - diluted:	$ 0.25	$ 0.88	$ 0.44	$ 1.08

Common distributions declared per share	$0.310	$0.295	$1.24	$1.18

Weighted average number of common shares outstanding - basic	267,270	266,498	267,024	265,386
Weighted average number of common shares outstanding - diluted	269,221	271,551	268,830	267,311

(1)	See Attachment 16 for definitions and other terms.
(2)

During the three months ended December 31, 2017, UDR recorded a gain on sale of approximately $5.5 million in connection with the sale of Katella Grand I, a West Coast Development JV community in Anahiem, CA and a gain on consolidation of approximately $14.8 million in connection with the acquisition of Steele Creek.  For the twelve months ended December 31, 2017, UDR has recorded gains on sale or consolidation of approximately $35.4 million.

(3)	Due to the quarterly calculation of noncontrolling interest, the sum of the quarterly amounts will not equal the annual totals.

Attachment 2

UDR, Inc.

Funds From Operations

(Unaudited) (1)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
In thousands, except per share and unit amounts	2017	2016	2017	2016

Net income/(loss) attributable to common stockholders	$ 68,356	$236,687	$ 117,850		$289,001

Real estate depreciation and amortization	109,401	102,537	430,054		419,615
Noncontrolling interests	6,347	22,129	11,097		27,662
Real estate depreciation and amortization on unconsolidated joint ventures	14,128	13,055	57,102		47,832
Net gain on the sale of unconsolidated depreciable property	(20,850)	(36,385)	(35,363)		(47,848)
Net gain on the sale of depreciable real estate owned	(41,272)	(200,466)	(41,824)		(209,166)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$ 136,110	$137,557	$ 538,916		$527,096

Distributions to preferred stockholders - Series E (Convertible) (2)	924	930	3,708		3,717

FFO attributable to common stockholders and unitholders, diluted	$ 137,034	$138,487	$ 542,624		$530,813

FFO per common share and unit, basic	$ 0.47	$0.47	$ 1.85		$1.81
FFO per common share and unit, diluted	$ 0.46	$0.47	$ 1.83		$1.80

Weighted average number of common shares and OP/DownREIT Units outstanding - basic	291,911	291,471	291,845		290,516
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding - diluted	296,873	296,524	296,672		295,469

Impact of adjustments to FFO:
Acquisition-related costs/(fees)	$ 27	$152	$ 371		$ 213
Cost/(benefit) associated with debt extinguishment and other	3,378	-	9,212		1,729
Long-term incentive plan transition costs	-	274	-		898
Net gain on the sale of non-depreciable real estate owned (3)	-	-	(1,580)		(1,685)
Legal claims, net of tax	-	-	-		(480)
Net loss on sale of unconsolidated land	-	-	-		1,016
Severance costs and other restructuring expense	624	871	624		871
Tax benefit associated with the conversion of certain TRS entities into REITs (4)	-	(2,436)	-		(2,436)
Casualty-related charges/(recoveries), net	647	(1,102)	4,504		732
Casualty-related charges/(recoveries) on unconsolidated joint ventures, net	-	(251)	(881)		(3,752)
	$ 4,676	$(2,492)	$ 12,250		$(2,894)

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$ 141,710	$135,995	$ 554,874		$527,919

FFO as Adjusted per common share and unit, diluted	$ 0.48	$0.46	$ 1.87	$	$ 1.79

Recurring capital expenditures	(15,912)	(15,974)	(46,034)		(47,257)
AFFO attributable to common stockholders and unitholders, diluted	$ 125,798	$120,021	$ 508,840		$480,662

AFFO per common share and unit, diluted	$ 0.42	$0.40	$ 1.72		$1.63

(1)	See Attachment 16 for definitions and other terms.
(2)

Series E preferred shares are dilutive for purposes of calculating FFO per share.  Consequently, distributions to Series E preferred stockholders are added to FFO and the weighted average number of shares are included in the denominator when calculating FFO per common share and unit, diluted.

(3)

The GAAP gain for the year ended December 31, 2017 and 2016 is $43.4 million and $210.9 million, respectively, of which $1.6 million and $1.7 million is FFO gain related to the sale of land parcels.  The FFO gain is backed out for FFO as Adjusted.

(4)	During 4Q16, the Company recognized a one-time tax benefit of $2.4 million related to the conversion of certain taxable REIT subsidiary entities into REITs.

Attachment 3

UDR, Inc.

Consolidated Balance Sheets

(Unaudited) (1)

	December 31,	December 31,
In thousands, except share and per share amounts	2017	2016

ASSETS
Real estate owned:
Real estate held for investment	$ 9,584,716	$ 9,271,847
Less: accumulated depreciation	(3,326,312)	(2,923,072)
Real estate held for investment, net	6,258,404	6,348,775
Real estate under development
(net of accumulated depreciation of $3,854 and $0)	588,636	342,282
Real estate held for disposition
(net of accumulated depreciation of $0 and $553)	-	1,071
Total real estate owned, net of accumulated depreciation	6,847,040	6,692,128

Cash and cash equivalents	2,038	2,112
Restricted cash	19,792	19,994
Notes receivable, net	19,469	19,790
Investment in and advances to unconsolidated joint ventures, net	720,830	827,025
Other assets	124,104	118,535
Total assets	$ 7,733,273	$ 7,679,584

LIABILITIES AND EQUITY
Liabilities:
Secured debt	$ 803,269	$ 1,130,858
Unsecured debt	2,868,394	2,270,620
Real estate taxes payable	18,349	17,388
Accrued interest payable	33,432	29,257
Security deposits and prepaid rent	31,916	34,238
Distributions payable	91,455	86,936
Accounts payable, accrued expenses, and other liabilities	102,956	103,835
Total liabilities	3,949,771	3,673,132
Redeemable noncontrolling interests in the OP and DownREIT Partnership	948,138	909,482
Equity:
Preferred stock, no par value; 50,000,000 shares authorized
2,780,994 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,796,903 shares at December 31, 2016)	46,200	46,457
15,852,721 shares of Series F outstanding (16,196,889 shares
at December 31, 2016)	1	1
Common stock, $0.01 par value; 350,000,000 shares authorized
267,822,069 shares issued and outstanding (267,259,469 shares at December 31, 2016)	2,678	2,673
Additional paid-in capital	4,651,205	4,635,413
Distributions in excess of net income	(1,871,603)	(1,585,825)
Accumulated other comprehensive income/(loss), net	(2,681)	(5,609)
Total stockholders' equity	2,825,800	3,093,110
Noncontrolling interests	9,564	3,860
Total equity	2,835,364	3,096,970
Total liabilities and equity	$ 7,733,273	$ 7,679,584

(1)	See Attachment 16 for definitions and other terms.

Attachment 4(A)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

	December 31,	December 31,
Common Stock and Equivalents	2017	2016

Common shares	267,309,552	266,613,508
Restricted shares	512,517	645,961
Total common stock	267,822,069	267,259,469
Stock options, LTIP Units and restricted stock equivalents	1,589,662	1,372,102
Operating and DownREIT Partnership units	22,862,502	23,179,309
Preferred OP units	1,751,671	1,751,671
Convertible preferred Series E stock (2)	3,010,843	3,028,068
Total common stock and equivalents	297,036,747	296,590,619

Weighted Average Number of Shares Outstanding	4Q 2017	4Q 2016

Weighted average number of common shares and OP/DownREIT units outstanding - basic	291,910,716	291,470,551
Weighted average number of OP/DownREIT units outstanding	(24,641,143)	(24,972,205)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	267,269,573	266,498,346

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	296,873,016	296,523,642
Weighted average number of OP/DownREIT units outstanding	(24,641,143)	(24,972,205)
Weighted average number of Series E preferred shares outstanding (3)	(3,010,843)	-
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	269,221,030	271,551,437

	Year-to-Date 2017	Year-to-Date 2016

Weighted average number of common shares and OP/DownREIT units outstanding - basic	291,845,210	290,516,533
Weighted average number of OP/DownREIT units outstanding	(24,821,575)	(25,130,101)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	267,023,635	265,386,432

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	296,672,361	295,469,117
Weighted average number of OP/DownREIT units outstanding	(24,821,575)	(25,130,101)
Weighted average number of Series E preferred shares outstanding (3)	(3,020,565)	(3,028,068)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	268,830,221	267,310,948

(1)	See Attachment 16 for definitions and other terms.
(2)

At December 31, 2017 and December 31, 2016, there were 2,780,994 and 2,796,903 shares of the Series E outstanding, respectively, which is equivalent to 3,010,843 and 3,028,068, shares of common stock if converted (after adjusting for the special dividend paid in 2008).

(3)

Series E preferred shares are anti-dilutive for the purposes of calculating earnings per share for the three and twelve months ended December 31, 2017 and the twelve months ended December 31, 2016. For the three months ended December 31, 2016, the Series E preferred shares are dilutive.

Attachment 4(B)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity (4)

Secured	Fixed		$ 673,227		18.3%	4.39%	3.9
	Floating		123,733	(2)	3.3%	2.14%	4.2
	Combined		796,960		21.6%	4.04%	4.0

Unsecured	Fixed		2,530,644	(3)	68.7%	3.63%	6.4
	Floating		356,767		9.7%	2.03%	0.5
	Combined		2,887,411		78.4%	3.43%	5.7

Total Debt	Fixed		3,203,871		87.0%	3.79%	5.9
	Floating		480,500		13.0%	2.06%	1.4
	Combined		$ 3,684,371		100.0%	3.56%	5.3
	Total Non-Cash Adjustments (5)		(12,708)
	Total per Balance Sheet		$ 3,671,663			3.65%

Debt Maturities, In thousands (6)
			Revolving Credit
		Unsecured	Facilities & Comm.				Weighted Average
	Secured Debt (7)	Debt (7)	Paper (4) (8) (9)		Balance	% of Total	Interest Rate

2018	$ 33,670	$-	$ 300,000		$ 333,670	9.1%	2.08%
2019	317,095	-	21,767		338,862	9.2%	4.51%
2020	198,076	300,000	-		498,076	13.5%	3.87%
2021	1,117	350,000	-		351,117	9.5%	2.02%
2022	1,157	400,000	-		401,157	10.9%	4.62%
2023	41,245	-	-		41,245	1.1%	3.47%
2024	-	315,644	-		315,644	8.6%	3.99%
2025	127,600	300,000	-		427,600	11.6%	4.26%
2026	50,000	300,000	-		350,000	9.5%	2.99%
2027	-	300,000	-		300,000	8.1%	3.50%
Thereafter	27,000	300,000	-		327,000	8.9%	3.35%
	796,960	2,565,644	321,767		3,684,371	100.0%	3.56%
Total Non-Cash Adjustments (5)	6,309	(19,017)	-		(12,708)
Total per Balance Sheet	$ 803,269	$2,546,627	$ 321,767		$ 3,671,663		3.65%

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes $114.1 million of debt with a weighted average interest cap of 6.78% on the underlying index.
(3)	Includes $315.0 million of floating rate debt that has been fixed using interest rate swaps at a weighted average rate of 1.98%.
(4)

The 2018 maturity reflects the $300.0 million of principal outstanding on the Company’s unsecured commercial paper program as of December 31, 2017.  Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $500.0 million.  If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 5.5 years without extensions and 5.6 years with extensions.

(5)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(6)	As of December 31, 2017, UDR’s debt maturities with and without extensions are the same.
(7)	Includes principal amortization, as applicable.
(8)

There are no borrowings outstanding on our $1.1 billion line of credit at December 31, 2017.  The facility has a maturity date of January 2020, plus two six-month extension options.  The credit facility carries an interest rate equal to LIBOR plus a spread of 90 basis points and a facility fee of 15 basis points, which is not included in the interest rate above.

(9)

There is $21.8 million outstanding on our $75.0 million working capital credit facility at December 31, 2017.  The facility has a maturity date of January 2019.  The working capital credit facility carries an interest rate equal to LIBOR plus a spread of 90 basis points.

Attachment 4(C)

UDR, Inc.

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					December 31, 2017
Net income/(loss)					$ 75,627
Adjustments:
Interest expense					34,211
Real estate depreciation and amortization					109,401
Real estate depreciation and amortization on unconsolidated joint ventures					14,128
Other depreciation and amortization					1,648
Income tax provision/(benefit), net					(1,065)
EBITDA					$ 233,950

Net gain on the sale of depreciable real estate owned					(41,272)
Net gain on the sale of unconsolidated depreciable property					(20,850)
Acquisition-related costs/(fees)					27
Severance costs and other restructuring expense					624
Casualty-related charges/(recoveries), net					647
EBITDA - adjusted for non-recurring items					$ 173,126
Annualized EBITDA - adjusted for non-recurring items					$ 692,504
Interest expense					34,211
Capitalized interest expense					4,645
Total interest					$ 38,856
Costs associated with debt extinguishment					(3,378)
Total interest - adjusted for non-recurring items					$ 35,478

Preferred dividends					$ 924
Total debt					$ 3,671,663
Cash					2,038
Net debt					$ 3,669,625

Interest Coverage Ratio - adjusted for non-recurring items					4.9x

Fixed Charge Coverage Ratio - adjusted for non-recurring items					4.8x

Net Debt-to-EBITDA - adjusted for non-recurring items					5.3x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance
Maximum Leverage Ratio			≤60.0%	33.8% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	3.7x	Yes
Maximum Secured Debt Ratio			≤40.0%	12.8%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	351.9%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance
Debt as a percentage of Total Assets			≤65.0%	33.3% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.1x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	7.3%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	300.3%	Yes

Securities Ratings		Debt	Preferred	Outlook	Commercial Paper
Moody's Investors Service		Baa1	Baa2	Stable	P-2
Standard & Poor's		BBB+	BBB-	Stable	A-2

				Gross	% of
	Number of	4Q 2017 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value
Unencumbered assets	31,893	$ 146,306	82.3%	$ 8,469,000	83.2%
Encumbered assets	8,105	31,370	17.7%	1,708,206	16.8%
	39,998	$ 177,676	100.0%	$ 10,177,206	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	As defined in our credit agreement dated October 20, 2015.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Revenues
Same-Store Communities	36,322	$ 218,595	$ 218,379	$ 216,779	$ 214,951	$ 212,067
Stabilized, Non-Mature Communities	3,158	20,503	20,296	19,953	19,037	17,209
Acquired Communities	218	1,811	-	-	-	-
Redevelopment Communities	-	-	-	-	-	-
Development Communities	300	1,381	864	192	4	2
Non-Residential / Other (2)	-	6,728	7,481	6,526	6,065	6,590
Total	39,998	$ 249,018	$ 247,020	$ 243,450	$ 240,057	$ 235,868

Expenses
Same-Store Communities		$ 61,668	$ 63,632	$ 61,047	$ 61,083	$ 59,917
Stabilized, Non-Mature Communities		6,039	6,181	5,945	5,729	5,397
Acquired Communities		631	-	-	-	-
Redevelopment Communities		-	-	-	-	-
Development Communities		1,235	870	473	157	172
Non-Residential / Other (2)		2,489	2,528	2,217	2,490	1,911
Total		$ 72,062	$ 73,211	$ 69,682	$ 69,459	$ 67,397

Net Operating Income
Same-Store Communities		$ 156,927	$ 154,747	$ 155,732	$ 153,868	$ 152,150
Stabilized, Non-Mature Communities		14,464	14,115	14,008	13,308	11,812
Acquired Communities		1,180	-	-	-	-
Redevelopment Communities		-	-	-	-	-
Development Communities		146	(6)	(281)	(153)	(170)
Non-Residential / Other (2)		4,239	4,953	4,309	3,575	4,679
Total		$ 176,956	$ 173,809	$ 173,768	$ 170,598	$ 168,471

Operating Margin
Same-Store Communities		71.8%	70.9%	71.8%	71.6%	71.7%

Weighted Average Physical Occupancy
Same-Store Communities		96.8%	96.7%	96.8%	96.7%	96.8%
Stabilized, Non-Mature Communities		95.6%	95.3%	95.0%	93.9%	86.2%
Acquired Communities		86.7%	-	-	-	-
Redevelopment Communities		-	-	-	-	-
Development Communities		53.4%	51.5%	47.6%	-	-
Other (3)		-	96.0%	94.7%	94.9%	94.7%
Total		96.3%	96.4%	96.6%	96.5%	96.5%

Return on Invested Capital
Same-Store Communities		7.5%	7.4%	7.5%	7.4%	7.4%

Sold and Held for Disposition Communities
Revenues		$ 1,098	$ 1,244	$ 1,208	$ 1,214	$ 4,213
Expenses		378	332	353	329	1,404
Net Operating Income/(Loss)		$ 720	$ 912	$ 855	$ 885	$ 2,809

Total	39,998	$ 177,676	$ 174,721	$ 174,623	$ 171,483	$ 171,280

(1)	See Attachment 16 for definitions and other terms.
(2)	Primarily non-residential revenue and expense and straight-line adjustment for concessions.
(3)	Includes occupancy of Sold and Held for Disposition Communities.

Attachment 6

UDR, Inc.

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited) (1)

	% of 4Q 2017
	SS Operating
Year-Over-Year Comparison	Expenses	4Q 2017	4Q 2016	% Change

Real estate taxes (2)	37.7%	$ 23,267	$ 22,167	5.0%
Personnel	24.1%	14,898	14,547	2.4%
Utilities	15.3%	9,422	8,715	8.1%
Repair and maintenance	12.9%	7,944	7,679	3.4%
Administrative and marketing	6.4%	3,929	4,163	-5.6%
Insurance	3.6%	2,208	2,646	-16.6%
Same-Store operating expenses (2)	100.0%	$ 61,668	$ 59,917	2.9%

Same-Store Homes	36,322

	% of 4Q 2017
	SS Operating
Sequential Comparison	Expenses	4Q 2017	3Q 2017	% Change

Real estate taxes (2)	37.7%	$ 23,267	$ 24,091	-3.4%
Personnel	24.1%	14,898	15,556	-4.2%
Utilities	15.3%	9,422	9,001	4.7%
Repair and maintenance	12.9%	7,944	8,096	-1.9%
Administrative and marketing	6.4%	3,929	4,449	-11.7%
Insurance	3.6%	2,208	2,439	-9.5%
Same-Store operating expenses (2)	100.0%	$ 61,668	$ 63,632	-3.1%

Same-Store Homes	36,322

	% of YTD 2017
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2017	YTD 2016	% Change

Real estate taxes (2)	38.3%	$ 92,839	$ 86,671	7.1%
Personnel	24.1%	58,503	56,863	2.9%
Utilities	14.8%	35,980	35,199	2.2%
Repair and maintenance	12.5%	30,292	29,965	1.1%
Administrative and marketing	6.7%	16,137	16,061	0.5%
Insurance	3.6%	8,771	9,626	-8.9%
Same-Store operating expenses (2)	100.0%	$ 242,522	$ 234,385	3.5%

Same-Store Homes	35,471

(1)	See Attachment 16 for definitions and other terms.
(2)

The year-over-year, sequential and year-to-date comparisons presented above include $366 thousand, $0 and $1.2 million, respectively, of higher New York real estate taxes due to 421 exemption and abatement reductions.

Attachment 7(A)

UDR, Inc.

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

December 31, 2017

(Unaudited) (1)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabil. / Other (3)	Homes	Homes (4)	(incl. JV) (4)
West Region
San Francisco, CA	2,558	193	-	2,751	602	3,353
Orange County, CA	3,251	1,447	300	4,998	381	5,379
Seattle, WA	2,014	823	-	2,837	224	3,061
Los Angeles, CA	1,225	-	-	1,225	341	1,566
Monterey Peninsula, CA	1,565	-	-	1,565	-	1,565
Other Southern CA	654	-	-	654	571	1,225
Portland, OR	476	-	-	476	-	476
	11,743	2,463	300	14,506	2,119	16,625

Mid-Atlantic Region
Metropolitan DC	8,402	-	-	8,402	874	9,276
Richmond, VA	1,358	-	-	1,358	-	1,358
Baltimore, MD	720	-	-	720	379	1,099
	10,480	-	-	10,480	1,253	11,733

Northeast Region
New York, NY	1,945	-	-	1,945	710	2,655
Boston, MA	1,548	-	-	1,548	1,302	2,850
Philadelphia, PA	-	-	-	-	290	290
	3,493	-	-	3,493	2,302	5,795

Southeast Region
Orlando, FL	2,500	-	-	2,500	-	2,500
Nashville, TN	2,260	-	-	2,260	-	2,260
Tampa, FL	2,287	-	-	2,287	-	2,287
Other Florida	636	-	-	636	-	636
	7,683	-	-	7,683	-	7,683

Southwest Region
Dallas, TX	2,040	305	-	2,345	1,130	3,475
Austin, TX	883	390	-	1,273	259	1,532
Denver, CO	-	-	218	218	223	441
	2,923	695	218	3,836	1,612	5,448

Totals	36,322	3,158	518	39,998	7,286	47,284

Communities	117	9	1	127	29	156

Total Homes (incl. joint ventures) (4)			47,284

Homes in Development, Excluding Completed Homes (5)
Current Pipeline Wholly-Owned			801
Current Pipeline Joint Venture (6)			533
Homes in Developer Capital Program - West Coast Development JV (5)
Current Pipeline Developer Capital Program - West Coast Development JV (6)			1,110

Total expected homes (including development)			49,728

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)

Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other and Sold and Held for Disposition Communities categories on Attachment 5.  Excludes development homes not yet completed.

(4)	Represents joint venture operating homes at 100 percent. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.
(5)	See Attachments 9, 12(A) and 12(B) for details of our development communities.
(6)

Represents joint venture and Developer Capital Program – West Coast Development JV homes at 100 percent.  Excludes 822 homes that are part of the Developer Capital Program - Other.  See Attachments 9, 12(A) and 12(B) for UDR's developments and ownership interests.

Attachment 7(B)

UDR, Inc.

Non-Mature Home Summary

Portfolio Overview as of Quarter Ended

December 31, 2017

(Unaudited) (1)

Non-Mature Home Breakout - By Region (includes development homes that have been completed)

		# of		Same-Store			# of		Same-Store
Community	Category	Homes		Date (2)	Community	Category	Homes		Date (2)

West Region					Southwest Region
Orange County, CA					Dallas, TX
Eight 80 Newport Beach	Stabilized, Non-Mature	1,447		1Q18	Thirty377	Stabilized, Non-Mature	305		1Q19
The Residences at Pacific City	Development	300	(3)	4Q19
					Austin, TX
San Francisco, CA					Residences at the Domain	Stabilized, Non-Mature	390		2Q18
Edgewater	Stabilized, Non-Mature	193		1Q18
					Denver, CO
Seattle, WA					Steele Creek	Acquisition	218		2Q19
Borgata Apartment Homes	Stabilized, Non-Mature	71		1Q18
Ashton Bellevue	Stabilized, Non-Mature	202		1Q18
Ten20	Stabilized, Non-Mature	129		1Q18
Milehouse	Stabilized, Non-Mature	177		1Q18
CityLine	Stabilized, Non-Mature	244		2Q18

					Total		3,676

Non-Mature Home Breakout - By Date (quarter indicates date of Same-Store inclusion)

		# of					# of
Date & Community	Category	Homes		Region	Date & Community	Category	Homes		Region

1Q18					1Q19
Borgata Apartment Homes	Stabilized, Non-Mature	71		West	Thirty377	Stabilized, Non-Mature	305		Southwest
Ashton Bellevue	Stabilized, Non-Mature	202		West
Ten20	Stabilized, Non-Mature	129		West	2Q19
Milehouse	Stabilized, Non-Mature	177		West	Steele Creek	Acquisition	218		Southwest
Eight 80 Newport Beach	Stabilized, Non-Mature	1,447		West
Edgewater	Stabilized, Non-Mature	193		West	4Q19
					The Residences at Pacific City	Development	300	(3)	West
2Q18
CityLine	Stabilized, Non-Mature	244		West
Residences at the Domain	Stabilized, Non-Mature	390		Southwest

					Total		3,676

Summary of Non-Mature Home Activity
		Stabilized,					Held for
	Market	Non-Mature		Acquired	Redevelopment	Development	Disposition		Total
Non-Mature Homes at September 30, 2017		2,853		-	305	208	-		3,366
The Residences at Pacific City	Orange County, CA	-		-	-	92	-		92
Steele Creek	Denver, CO	-		218	-	-	-		218
Thirty377	Dallas, TX	305		-	(305)	-	-		-
Non-Mature Homes at December 31, 2017		3,158		218	-	300	-		3,676

(1)	See Attachment 16 for definitions and other terms.
(2)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD Same-Store pool.
(3)	300 homes of 516 total homes have been delivered as of December 31, 2017 as described in Attachment 9.

Attachment 7(C)

UDR, Inc.

Total Revenue Per Occupied Home Summary

Portfolio Overview as of Quarter Ended

December 31, 2017

(Unaudited) (1)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabilized (3) (4)	Homes	Homes (4) (5)	(incl. JV at share) (5)

West Region
San Francisco, CA	$ 3,441	$ 4,089	$-	$ 3,485	$ 4,750	$ 3,611
Orange County, CA	2,370	1,928	3,672	2,278	2,320	2,279
Seattle, WA	2,159	2,789	-	2,341	4,119	2,407
Los Angeles, CA	2,739	-	-	2,739	3,729	2,852
Monterey Peninsula, CA	1,700	-	-	1,700	-	1,700
Other Southern CA	1,855	-	-	1,855	3,171	2,256
Portland, OR	1,572	-	-	1,572	-	1,572

Mid-Atlantic Region
Metropolitan DC	1,979	-	-	1,979	2,823	2,009
Richmond, VA	1,302	-	-	1,302	-	1,302
Baltimore, MD	1,692	-	-	1,692	1,751	1,703

Northeast Region
New York, NY	4,325	-	-	4,325	4,673	4,379
Boston, MA	2,967	-	-	2,967	2,490	2,827
Philadelphia, PA	-	-	-	-	3,221	3,221

Southeast Region
Orlando, FL	1,286	-	-	1,286	-	1,286
Nashville, TN	1,264	-	-	1,264	-	1,264
Tampa, FL	1,347	-	-	1,347	-	1,347
Other Florida	1,530	-	-	1,530	-	1,530

Southwest Region
Dallas, TX	1,241	1,998	-	1,340	1,697	1,408
Austin, TX	1,358	1,690	-	1,458	4,130	1,705
Denver, CO	-	-	3,196	3,196	3,210	3,201

Weighted Average	$ 2,072	$ 2,264	$3,397	$ 2,100	$ 3,043	$ 2,176

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)	Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other and Sold and Held for Disposition Communities categories on Attachment 5.
(4)	Development revenue per occupied home can be affected by the timing and mix of home deliveries during a quarter and the effects of upfront rental rate concessions on cash-based calculations.
(5)	Represents joint ventures at UDR's ownership interests. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.

Attachment 7(D)

UDR, Inc.

Net Operating Income Breakout By Market

December 31, 2017

(Dollars in Thousands)

(Unaudited) (1)

	Three Months Ended December 31, 2017

			UDR's
	Same-Store	Non Same-Store (2)	Share of JVs (2)(3)	Total

Net Operating Income	$ 156,927	$ 20,029	$ 20,749	$ 197,705

% of Net Operating Income	79.4%	10.1%	10.5%	100.0%

Three Months Ended December 31, 2017

	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total

West Region			Northeast Region
San Francisco, CA	12.2%	11.8%	New York, NY	10.5%	10.7%
Orange County, CA	11.0%	12.5%	Boston, MA	6.3%	6.7%
Seattle, WA	5.8%	8.0%	Philadelphia, PA	0.0%	0.7%
Los Angeles, CA	5.0%	4.9%		16.8%	18.1%
Monterey Peninsula, CA	3.7%	2.9%	Southeast Region
Other Southern CA	1.7%	2.2%	Orlando, FL	4.2%	3.3%
Portland, OR	1.0%	0.8%	Nashville, TN	3.8%	3.0%
	40.4%	43.1%	Tampa, FL	3.8%	3.0%
			Other Florida	1.2%	0.9%
Mid-Atlantic Region				13.0%	10.2%
Metropolitan DC	21.4%	18.4%	Southwest Region
Richmond, VA	2.5%	2.0%	Dallas, TX	3.0%	3.5%
Baltimore, MD	1.6%	1.6%	Austin, TX	1.3%	2.0%
	25.5%	22.0%	Denver, CO	0.0%	1.1%
				4.3%	6.6%

			Total	100.0%	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes results from Sold and Held for Disposition Communities.
(3)	Includes UDR's share of joint venture and partnership NOI on Attachment 12(A) but excludes UDR’s share of Developer Capital Program NOI on Attachment 12(B).

Attachment 8(A)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

December 31, 2017

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	4Q 2017 NOI	4Q 17	4Q 16	Change	4Q 17	4Q 16	Change

West Region
San Francisco, CA	2,558	12.2%	96.4%	96.4%	0.0%	$ 3,441	$ 3,342	3.0%
Orange County, CA	3,251	11.0%	95.9%	95.8%	0.1%	2,370	2,293	3.4%
Seattle, WA	2,014	5.8%	96.7%	96.8%	-0.1%	2,159	2,048	5.4%
Los Angeles, CA	1,225	5.0%	95.9%	95.7%	0.2%	2,739	2,641	3.7%
Monterey Peninsula, CA	1,565	3.7%	96.4%	96.4%	0.0%	1,700	1,571	8.2%
Other Southern CA	654	1.7%	95.9%	96.6%	-0.7%	1,855	1,741	6.5%
Portland, OR	476	1.0%	97.1%	96.5%	0.6%	1,572	1,516	3.7%
	11,743	40.4%	96.3%	96.3%	0.0%	2,455	2,354	4.3%

Mid-Atlantic Region
Metropolitan DC	8,402	21.4%	97.3%	97.0%	0.3%	1,979	1,949	1.5%
Richmond, VA	1,358	2.5%	97.5%	96.5%	1.0%	1,302	1,273	2.3%
Baltimore, MD	720	1.6%	96.5%	97.4%	-0.9%	1,692	1,698	-0.4%
	10,480	25.5%	97.3%	97.0%	0.3%	1,872	1,844	1.5%

Northeast Region
New York, NY	1,945	10.5%	97.7%	97.5%	0.2%	4,325	4,236	2.1%
Boston, MA	1,548	6.3%	96.3%	96.7%	-0.4%	2,967	2,907	2.1%
	3,493	16.8%	97.1%	97.1%	0.0%	3,728	3,650	2.1%

Southeast Region
Orlando, FL	2,500	4.2%	97.0%	97.1%	-0.1%	1,286	1,209	6.4%
Nashville, TN	2,260	3.8%	96.2%	97.7%	-1.5%	1,264	1,226	3.1%
Tampa, FL	2,287	3.8%	97.0%	96.6%	0.4%	1,347	1,308	3.0%
Other Florida	636	1.2%	95.8%	97.3%	-1.5%	1,530	1,474	3.8%
	7,683	13.0%	96.7%	97.1%	-0.4%	1,318	1,265	4.1%

Southwest Region
Dallas, TX	2,040	3.0%	96.5%	96.9%	-0.4%	1,241	1,178	5.3%
Austin, TX	883	1.3%	96.8%	96.5%	0.3%	1,358	1,357	0.1%
	2,923	4.3%	96.6%	96.8%	-0.2%	1,276	1,232	3.6%

Total/Weighted Avg.	36,322	100.0%	96.8%	96.8%	0.0%	$ 2,072	$ 2,010	3.1%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(B)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

December 31, 2017

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	4Q 17	4Q 16	Change	4Q 17	4Q 16	Change	4Q 17	4Q 16	Change

West Region
San Francisco, CA	2,558	$ 25,458	$ 24,722	3.0%	$ 6,266	$ 5,912	6.0%	$ 19,192	$ 18,810	2.0%
Orange County, CA	3,251	22,170	21,422	3.5%	4,995	4,932	1.3%	17,175	16,490	4.2%
Seattle, WA	2,014	12,613	11,979	5.3%	3,498	3,253	7.5%	9,115	8,726	4.5%
Los Angeles, CA	1,225	9,652	9,287	3.9%	1,739	2,573	-32.4%	7,913	6,714	17.8%
Monterey Peninsula, CA	1,565	7,694	7,111	8.2%	1,883	1,763	6.8%	5,811	5,348	8.7%
Other Southern CA	654	3,491	3,300	5.8%	899	865	3.9%	2,592	2,435	6.4%
Portland, OR	476	2,180	2,089	4.4%	554	569	-2.6%	1,626	1,520	7.0%
	11,743	83,258	79,910	4.2%	19,834	19,867	-0.2%	63,424	60,043	5.6%

Mid-Atlantic Region
Metropolitan DC	8,402	48,541	47,642	1.9%	14,882	14,097	5.6%	33,659	33,545	0.3%
Richmond, VA	1,358	5,173	5,003	3.4%	1,237	1,395	-11.4%	3,936	3,608	9.1%
Baltimore, MD	720	3,526	3,572	-1.3%	966	1,011	-4.4%	2,560	2,561	-0.1%
	10,480	57,240	56,217	1.8%	17,085	16,503	3.5%	40,155	39,714	1.1%

Northeast Region
New York, NY	1,945	24,654	24,098	2.3%	8,212	7,312	12.3%	16,442	16,786	-2.0%
Boston, MA	1,548	13,268	13,055	1.6%	3,388	3,557	-4.7%	9,880	9,498	4.0%
	3,493	37,922	37,153	2.1%	11,600	10,869	6.7%	26,322	26,284	0.1%

Southeast Region
Orlando, FL	2,500	9,357	8,804	6.3%	2,789	2,649	5.3%	6,568	6,155	6.7%
Nashville, TN	2,260	8,245	8,119	1.6%	2,274	2,151	5.7%	5,971	5,968	0.1%
Tampa, FL	2,287	8,967	8,671	3.4%	3,019	2,922	3.3%	5,948	5,749	3.5%
Other Florida	636	2,796	2,736	2.2%	988	1,007	-1.9%	1,808	1,729	4.6%
	7,683	29,365	28,330	3.7%	9,070	8,729	3.9%	20,295	19,601	3.5%

Southwest Region
Dallas, TX	2,040	7,327	6,988	4.9%	2,654	2,550	4.1%	4,673	4,438	5.3%
Austin, TX	883	3,483	3,469	0.4%	1,425	1,399	1.8%	2,058	2,070	-0.6%
	2,923	10,810	10,457	3.4%	4,079	3,949	3.3%	6,731	6,508	3.4%

Total	36,322	$ 218,595	$ 212,067	3.1%	$ 61,668	$ 59,917	2.9%	$ 156,927	$ 152,150	3.1%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(C)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

December 31, 2017

(Unaudited) (1)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	4Q 17	3Q 17	Change	4Q 17	3Q 17	Change

West Region
San Francisco, CA	2,558	96.4%	96.4%	0.0%	$ 3,441	$ 3,443	-0.1%
Orange County, CA	3,251	95.9%	96.1%	-0.2%	2,370	2,377	-0.3%
Seattle, WA	2,014	96.7%	96.6%	0.1%	2,159	2,151	0.4%
Los Angeles, CA	1,225	95.9%	96.0%	-0.1%	2,739	2,713	1.0%
Monterey Peninsula, CA	1,565	96.4%	96.7%	-0.3%	1,700	1,672	1.7%
Other Southern CA	654	95.9%	96.4%	-0.5%	1,855	1,822	1.8%
Portland, OR	476	97.1%	97.3%	-0.2%	1,572	1,537	2.3%
	11,743	96.3%	96.4%	-0.1%	2,455	2,446	0.4%

Mid-Atlantic Region
Metropolitan DC	8,402	97.3%	96.9%	0.4%	1,979	1,980	-0.1%
Richmond, VA	1,358	97.5%	97.7%	-0.2%	1,302	1,297	0.4%
Baltimore, MD	720	96.5%	96.8%	-0.3%	1,692	1,694	-0.1%
	10,480	97.3%	97.0%	0.3%	1,872	1,871	0.0%

Northeast Region
New York, NY	1,945	97.7%	97.7%	0.0%	4,325	4,348	-0.5%
Boston, MA	1,548	96.3%	96.5%	-0.2%	2,967	2,985	-0.6%
	3,493	97.1%	97.2%	-0.1%	3,728	3,748	-0.5%

Southeast Region
Orlando, FL	2,500	97.0%	96.9%	0.1%	1,286	1,270	1.3%
Nashville, TN	2,260	96.2%	96.6%	-0.4%	1,264	1,261	0.2%
Tampa, FL	2,287	97.0%	97.2%	-0.2%	1,347	1,352	-0.4%
Other Florida	636	95.8%	96.1%	-0.3%	1,530	1,524	0.4%
	7,683	96.7%	96.8%	-0.1%	1,318	1,313	0.4%

Southwest Region
Dallas, TX	2,040	96.5%	95.8%	0.7%	1,241	1,244	-0.2%
Austin, TX	883	96.8%	97.0%	-0.2%	1,358	1,371	-0.9%
	2,923	96.6%	96.2%	0.4%	1,276	1,283	-0.5%

Total/Weighted Avg.	36,322	96.8%	96.7%	0.1%	$ 2,072	$ 2,072	0.0%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

December 31, 2017

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	4Q 17	3Q 17	Change	4Q 17	3Q 17	Change	4Q 17	3Q 17	Change

West Region
San Francisco, CA	2,558	$ 25,458	$ 25,468	0.0%	$ 6,266	$ 6,081	3.0%	$ 19,192	$ 19,387	-1.0%
Orange County, CA	3,251	22,170	22,276	-0.5%	4,995	5,304	-5.8%	17,175	16,972	1.2%
Seattle, WA	2,014	12,613	12,554	0.5%	3,498	3,542	-1.2%	9,115	9,012	1.1%
Los Angeles, CA	1,225	9,652	9,571	0.8%	1,739	2,696	-35.5%	7,913	6,875	15.1%
Monterey Peninsula, CA	1,565	7,694	7,592	1.3%	1,883	1,941	-3.0%	5,811	5,651	2.8%
Other Southern CA	654	3,491	3,447	1.3%	899	915	-1.7%	2,592	2,532	2.4%
Portland, OR	476	2,180	2,135	2.1%	554	537	3.2%	1,626	1,598	1.8%
	11,743	83,258	83,043	0.3%	19,834	21,016	-5.6%	63,424	62,027	2.3%

Mid-Atlantic Region
Metropolitan DC	8,402	48,541	48,356	0.4%	14,882	15,189	-2.0%	33,659	33,167	1.5%
Richmond, VA	1,358	5,173	5,163	0.2%	1,237	1,301	-4.9%	3,936	3,862	1.9%
Baltimore, MD	720	3,526	3,542	-0.5%	966	1,092	-11.5%	2,560	2,450	4.5%
	10,480	57,240	57,061	0.3%	17,085	17,582	-2.8%	40,155	39,479	1.7%

Northeast Region
New York, NY	1,945	24,654	24,785	-0.5%	8,212	8,486	-3.2%	16,442	16,299	0.9%
Boston, MA	1,548	13,268	13,377	-0.8%	3,388	3,576	-5.3%	9,880	9,801	0.8%
	3,493	37,922	38,162	-0.6%	11,600	12,062	-3.8%	26,322	26,100	0.9%

Southeast Region
Orlando, FL	2,500	9,357	9,233	1.3%	2,789	2,740	1.8%	6,568	6,493	1.1%
Nashville, TN	2,260	8,245	8,256	-0.1%	2,274	1,873	21.4%	5,971	6,383	-6.4%
Tampa, FL	2,287	8,967	9,014	-0.5%	3,019	2,993	0.9%	5,948	6,021	-1.2%
Other Florida	636	2,796	2,794	0.1%	988	979	0.9%	1,808	1,815	-0.4%
	7,683	29,365	29,297	0.2%	9,070	8,585	5.7%	20,295	20,712	-2.0%

Southwest Region
Dallas, TX	2,040	7,327	7,294	0.5%	2,654	2,915	-9.0%	4,673	4,379	6.7%
Austin, TX	883	3,483	3,522	-1.1%	1,425	1,472	-3.2%	2,058	2,050	0.4%
	2,923	10,810	10,816	-0.1%	4,079	4,387	-7.0%	6,731	6,429	4.7%

Total	36,322	$ 218,595	$ 218,379	0.1%	$ 61,668	$ 63,632	-3.1%	$ 156,927	$ 154,747	1.4%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(E)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

December 31, 2017

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2017 NOI	YTD 17	YTD 16	Change	YTD 17	YTD 16	Change

West Region
San Francisco, CA	2,558	12.7%	96.7%	96.2%	0.5%	$ 3,414	$ 3,345	2.1%
Orange County, CA	3,251	11.1%	95.9%	96.0%	-0.1%	2,360	2,258	4.5%
Seattle, WA	2,014	5.9%	96.7%	96.6%	0.1%	2,123	2,002	6.0%
Los Angeles, CA	1,225	4.7%	95.7%	95.3%	0.4%	2,709	2,629	3.0%
Monterey Peninsula, CA	1,565	3.7%	96.8%	96.7%	0.1%	1,641	1,512	8.5%
Other Southern CA	654	1.7%	96.0%	96.2%	-0.2%	1,804	1,701	6.1%
Portland, OR	476	1.1%	97.2%	97.1%	0.1%	1,542	1,476	4.5%
	11,743	40.9%	96.4%	96.2%	0.2%	2,425	2,326	4.3%

Mid-Atlantic Region
Metropolitan DC	7,551	19.8%	97.1%	96.6%	0.5%	1,988	1,945	2.2%
Richmond, VA	1,358	2.6%	97.6%	96.6%	1.0%	1,290	1,270	1.6%
Baltimore, MD	720	1.6%	96.6%	96.9%	-0.3%	1,691	1,690	0.1%
	9,629	24.0%	97.1%	96.6%	0.5%	1,867	1,831	2.0%

Northeast Region
New York, NY	1,945	11.1%	97.7%	97.3%	0.4%	4,333	4,249	2.0%
Boston, MA	1,548	6.4%	96.3%	96.3%	0.0%	2,958	2,856	3.6%
	3,493	17.5%	97.1%	96.8%	0.3%	3,729	3,638	2.5%

Southeast Region
Orlando, FL	2,500	4.3%	96.9%	96.8%	0.1%	1,260	1,188	6.1%
Nashville, TN	2,260	3.9%	96.7%	97.6%	-0.9%	1,255	1,197	4.8%
Tampa, FL	2,287	3.9%	97.0%	96.7%	0.3%	1,344	1,290	4.2%
Other Florida	636	1.2%	96.3%	96.4%	-0.1%	1,517	1,483	2.3%
	7,683	13.3%	96.8%	97.0%	-0.2%	1,305	1,245	4.8%

Southwest Region
Dallas, TX	2,040	3.0%	96.5%	96.9%	-0.4%	1,226	1,158	5.9%
Austin, TX	883	1.3%	97.1%	96.8%	0.3%	1,363	1,347	1.2%
	2,923	4.3%	96.7%	96.8%	-0.1%	1,268	1,215	4.3%

Total/Weighted Avg.	35,471	100.0%	96.8%	96.6%	0.2%	$ 2,064	$ 1,994	3.5%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(F)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

December 31, 2017

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 17	YTD 16	Change	YTD 17	YTD 16	Change	YTD 17	YTD 16	Change

West Region
San Francisco, CA	2,558	$ 101,330	$ 98,783	2.6%	$ 24,168	$ 23,432	3.1%	$ 77,162	$ 75,351	2.4%
Orange County, CA	3,251	88,279	84,567	4.4%	20,545	19,273	6.6%	67,734	65,294	3.7%
Seattle, WA	2,014	49,611	46,728	6.2%	13,803	12,815	7.7%	35,808	33,913	5.6%
Los Angeles, CA	1,225	38,115	36,831	3.5%	9,514	10,290	-7.5%	28,601	26,541	7.8%
Monterey Peninsula, CA	1,565	29,832	27,450	8.7%	7,389	7,045	4.9%	22,443	20,405	10.0%
Other Southern CA	654	13,595	12,842	5.9%	3,506	3,387	3.5%	10,089	9,455	6.7%
Portland, OR	476	8,560	8,189	4.5%	2,135	2,077	2.8%	6,425	6,112	5.1%
	11,743	329,322	315,390	4.4%	81,060	78,319	3.5%	248,262	237,071	4.7%

Mid-Atlantic Region
Metropolitan DC	7,551	174,915	170,275	2.7%	54,755	54,473	0.5%	120,160	115,802	3.8%
Richmond, VA	1,358	20,520	19,988	2.7%	4,997	5,348	-6.6%	15,523	14,640	6.0%
Baltimore, MD	720	14,113	14,145	-0.2%	4,169	4,045	3.1%	9,944	10,100	-1.5%
	9,629	209,548	204,408	2.5%	63,921	63,866	0.1%	145,627	140,542	3.6%

Northeast Region
New York, NY	1,945	98,815	96,487	2.4%	31,573	28,310	11.5%	67,242	68,177	-1.4%
Boston, MA	1,548	52,921	51,086	3.6%	13,690	13,258	3.3%	39,231	37,828	3.7%
	3,493	151,736	147,573	2.8%	45,263	41,568	8.9%	106,473	106,005	0.4%

Southeast Region
Orlando, FL	2,500	36,640	34,497	6.2%	10,818	10,498	3.1%	25,822	23,999	7.6%
Nashville, TN	2,260	32,907	31,684	3.9%	9,167	8,972	2.2%	23,740	22,712	4.5%
Tampa, FL	2,287	35,769	34,223	4.5%	11,853	11,624	2.0%	23,916	22,599	5.8%
Other Florida	636	11,151	10,914	2.2%	3,903	3,865	1.0%	7,248	7,049	2.8%
	7,683	116,467	111,318	4.6%	35,741	34,959	2.2%	80,726	76,359	5.7%

Southwest Region
Dallas, TX	2,040	28,965	27,460	5.5%	10,589	9,938	6.6%	18,376	17,522	4.9%
Austin, TX	883	14,027	13,813	1.6%	5,948	5,735	3.7%	8,079	8,078	0.0%
	2,923	42,992	41,273	4.2%	16,537	15,673	5.5%	26,455	25,600	3.3%

Total	35,471	$ 850,065	$ 819,962	3.7%	$ 242,522	$ 234,385	3.5%	$ 607,543	$ 585,577	3.8%

(1)	See See Attachment 16 for definitions and other terms.

Attachment 8(G)

UDR, Inc.

Same-Store Operating Information By Major Market

December 31, 2017

(Unaudited) (1)

	Effective Blended Lease Rate Growth	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover (2)(3)
	4Q 2017	4Q 2017	4Q 2017	4Q 2017	4Q 2016	YTD 2017	YTD 2016

West Region
San Francisco, CA	2.2%	-0.5%	4.9%	49.5%	46.1%	54.8%	57.3%
Orange County, CA	1.7%	-0.1%	4.1%	49.3%	46.6%	56.3%	55.5%
Seattle, WA	2.7%	-0.7%	6.3%	43.1%	45.5%	54.6%	53.8%
Los Angeles, CA	2.6%	2.0%	3.4%	39.8%	36.6%	48.3%	52.0%
Monterey Peninsula, CA	3.8%	1.3%	7.1%	52.0%	53.0%	51.2%	55.3%
Other Southern CA	3.3%	2.3%	5.2%	56.4%	52.2%	57.5%	55.8%
Portland, OR	0.1%	-5.6%	5.0%	33.3%	43.3%	47.1%	57.6%

Mid-Atlantic Region
Metropolitan DC	0.6%	-2.3%	3.7%	33.4%	35.2%	44.7%	45.0%
Richmond, VA	2.1%	-1.2%	5.3%	40.0%	50.2%	48.2%	53.9%
Baltimore, MD	-0.3%	-3.0%	3.8%	44.1%	38.6%	57.8%	54.9%

Northeast Region
New York, NY	1.7%	-0.8%	3.5%	22.8%	23.7%	38.2%	38.0%
Boston, MA	2.6%	-0.5%	5.4%	37.7%	35.1%	48.4%	46.4%

Southeast Region
Orlando, FL	5.0%	3.9%	6.5%	45.9%	46.8%	51.6%	53.6%
Nashville, TN	1.4%	-1.3%	4.9%	47.6%	41.8%	53.3%	51.6%
Tampa, FL	3.4%	1.2%	5.6%	42.7%	45.3%	52.5%	55.5%
Other Florida	4.6%	2.3%	6.7%	39.3%	39.9%	39.6%	44.0%

Southwest Region
Dallas, TX	1.6%	-0.9%	4.8%	46.7%	45.9%	55.2%	55.3%
Austin, TX	-0.3%	-3.8%	4.1%	35.5%	47.6%	43.9%	52.1%

Total/Weighted Avg.	1.9%	-0.5%	4.7%	41.2%	41.6%	49.8%	50.9%

4Q 2016 Weighted Avg. Lease Rate Growth (3)	2.4%	0.0%	5.1%

4Q 2017 Percentage of Total Repriced Homes		52.8%	47.2%

(1)	See Attachment 16 for definitions and other terms.
(2)	4Q17 same-store home count: 36,322. YTD 2017 same-store home count: 35,471.
(3)	4Q16 same-store home count: 32,265. YTD 2016 same-store home count: 31,930.

Attachment 9

UDR, Inc.

Development Summary

December 31, 2017

(Dollars in Thousands)

(Unaudited) (1) (2)

Wholly-Owned
										Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Project		Initial
Community	Location	Homes	Homes	Date	Cost	per Home		Debt	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction
The Residences at Pacific City	Huntington Beach, CA	516	300	$331,129	$350,000	$678		$-	2Q15	2Q17	1Q18	36.6%	30.6%
345 Harrison Street	Boston, MA	585	-	261,361	366,500	626	(3)	-	1Q16	3Q18	1Q19	-	-
Total Under Construction		1,101	300	$592,490	$716,500	$651		$-

Completed Projects, Non-Stabilized
N/A	N/A	-	-	$-	$-	$-		$-	N/A	N/A	N/A	-	-
Total Completed		-	-	$-	$-	$-		$-

Total - Wholly Owned		1,101	300	$592,490	$716,500	$651		$-

Net Operating Income From Wholly-Owned Projects								UDR's Capitalized Interest
		4Q 17							4Q 17

Projects Under Construction		$146							$ 3,608
Completed, Non-Stabilized		-
Total		$146

Unconsolidated Joint Ventures and Partnerships (4)
										Schedule		Percentage
		Own.	# of	Compl.	Cost to	Budgeted		Project		Initial
Community	Location	Interest	Homes	Homes	Date (5)	Cost		Debt (6)	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
Vision on Wilshire (7)	Los Angeles, CA	50%	150	-	$105,472	$129,000	(8)	$30,556	2Q16	2Q18	2Q18	-	-
Vitruvian West	Addison, TX	50%	383	-	38,765	59,000		7,751	4Q16	1Q18	4Q18	12.8%	-
Total Under Construction			533	-	$144,237	$188,000		$38,307
Completed Projects, Non-Stabilized
3033 Wilshire	Los Angeles, CA	50%	190	190	$107,611	$108,000	(9)	$58,513	4Q14	4Q16	4Q16	94.2%	94.2%
Total Completed, Non-Stabilized			190	190	$107,611	$108,000		$58,513

Total - Unconsolidated Joint Ventures and Partnerships			723	190	$251,848	$296,000		$96,820

UDR's Share of Net Operating Income From Unconsolidated Joint Venture Projects								UDR's Capitalized Interest

		4Q 17							4Q 17
Projects Under Construction		$(14)							$ 516
Completed, Non-Stabilized		474
Total		$460

Projected Weighted Average Stabilized Yield on Development Projects Over Respective Market Cap Rates:									150-200 bps

(1)	See Attachment 16 for definitions and other terms.
(2)	The development summary above includes all communities under development that UDR wholly owns or owns an interest in through an unconsolidated joint venture.
(3)	Includes 35,200 square feet of retail space.
(4)	Unconsolidated developments are presented at 100%
(5)	Cost to Date includes land using the fair value established at joint venture formation versus historical cost and excludes UDR outside basis differences.
(6)	Debt balances are presented net of deferred financing costs.
(7)	Formerly known as Crescent Heights.
(8)	Includes 6,000 square feet of retail space.
(9)	Includes 5,500 square feet of retail space.

Attachment 10

UDR, Inc.

Redevelopment Summary

December 31, 2017

(Dollars in Thousands)

(Unaudited) (1)

Wholly-Owned

			Sched.					Schedule				Percentage
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost				Same-
Community	Location	Homes	Homes	Homes	Date	Cost (2)	per Home	Acq.	Start	Compl.	Store (3)	Leased	Occupied

Projects in Redevelopment

N/A	N/A	-	-	-	$-	$-	$-	N/A	N/A	N/A	N/A	-	-
Total		-	-	-	$-	$-	$-

UDR's Capitalized Interest
4Q 17
$-

Projected Weighted Average Return on
Incremental Capital Invested:	N/A

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents UDR's incremental capital invested in the projects.
(3)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.

Attachment 11

UDR, Inc.

Land Summary

December 31, 2017

(Dollars in Thousands)

(Unaudited) (1)

		UDR Ownership	Real Estate	UDR's Share
Parcel	Location	Interest	Cost Basis	Cost Basis	Status Update (2)

						Design	Hold for Future
					Entitlements	Development	Development
Wholly-Owned
7 Harcourt (3)	Boston, MA	100%	$ 7,285	$ 7,285	Complete	In Process
Vitruvian Park®	Addison, TX	100%	13,616	13,616	Complete		In Process
Dublin Land	Dublin, CA	100%	12,362	12,362	In Process	In Process
Total			$ 33,263	$ 33,263

			Real Estate	UDR's Share
Unconsolidated Joint Ventures and Partnerships			Cost Basis	Cost Basis

UDR/MetLife Land - 5 parcels	Addison, TX	50%	$ 47,694	$ 23,847	Complete	In Process	In Process
Total			$ 47,694	$ 23,847

Total			$ 80,957	$ 57,110

UDR's Capitalized Interest
4Q 17
$ 521

(1)	See Attachment 16 for definitions and other terms.
(2)	Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.

Design Development:  During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.

Hold for Future Development:  Entitled and/or unentitled land sites that the Company holds for future development.

(3)	Land is adjacent to UDR's Garrison Square community.

Attachment 12(A)

UDR, Inc.

Unconsolidated Joint Venture Summary

December 31, 2017

(Dollars in Thousands)

(Unaudited) (1)

Portfolio Characteristics

		# of			Physical	Total Rev. per	Net Operating Income
	Property	Comm. /	# of	Own.	Occupancy	Occ. Home	UDR's Share		Total
Joint Venture and Partnerships	Type	Parcels	Homes (4)	Interest	4Q 17	4Q 17 (1)	4Q 17	YTD 17	YTD 17 (2)
UDR / MetLife
Operating communities	Various	22	5,453	50%	96.2%	$ 2,152	$ 15,803	$ 63,785	$ 127,444
Non-Mature	Various	3	983	50%	95.6%	3,821	3,443	10,597	20,885
Development communities	Various	3	190	50%	88.2%	3,438	460	867	1,735
Land parcels		5	-	50%	-	-	(12)	(41)	(82)
UDR / KFH	High-rise	3	660	30%	97.0%	2,647	1,055	4,297	14,324
Total/Weighted Average		36	7,286		95.7%	$ 3,043	$ 20,749	$ 79,505	$ 164,306

Balance Sheet Characteristics and Returns
	Gross Book Value				Weighted
	of JV Real	Total Project	UDR's Equity		Avg. Debt	Debt	Returns (5)
Joint Venture and Partnerships	Estate Assets (3)	Debt (3)	Investment		Interest Rate	Maturities	ROIC	ROE
UDR / MetLife
Operating communities	$ 2,279,713	$ 1,299,839	$ 326,755		4.33%	2019-2025
Non-Mature	543,735	316,481	107,175		3.64%	2018-2027
Development communities	262,550	96,820	79,818		4.09%	2018-2020
Land parcels	47,694	-	38,574		N/A	N/A
UDR / KFH	287,025	165,801	8,958		3.40%	2025-2026
Total/Weighted Average	$ 3,420,717	$ 1,878,941	$ 561,280		4.12%		5.9%	7.9%

Same-Store Unconsolidated Joint Venture Growth
	Same-Store
	Joint Venture	4Q 17 vs. 4Q 16 Growth				4Q 17 vs. 3Q 17 Growth
Joint Venture	Communities (3)	Revenue	Expense	NOI		Revenue	Expense	NOI
UDR / MetLife	22	0.4%	2.3%	-0.4%		-0.7%	0.8%	-1.5%
UDR / KFH	3	0.7%	12.3%	-3.8%		-0.5%	1.6%	-1.5%
Total/Average	25	0.5%	3.1%	-0.8%		-0.7%	0.8%	-1.5%

				NOI				NOI
	Same-Store JV Results at UDR's Ownership Interest			-0.7%				-1.5%

	Same-Store
	Joint Venture	YTD 17 vs. YTD 16 Growth
Joint Venture	Communities (3)	Revenue	Expense	NOI
UDR / MetLife	21	0.9%	0.3%	1.2%
UDR / KFH	3	1.7%	5.4%	0.1%
Total/Average	24	1.0%	0.7%	1.1%

				NOI
	Same-Store JV Results at UDR's Ownership Interest			1.2%

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents NOI at 100% for the period ended December 31, 2017.
(3)	Joint ventures and partnerships represented at 100%. Debt balances are presented net of deferred financing costs.
(4)	Includes homes completed for the period ended December 31, 2017.
(5)	Excludes non-stabilized developments and land.

Attachment 12(B)

UDR, Inc.

Developer Capital Program (2)

December 31, 2017

(Dollars in Thousands)

(Unaudited) (1)

West Coast Development JV (3)
						UDR Initial	UDR
		Own.	# of	Compl.	Going-in	Investment	Share of	Schedule			Percentage
Community	Location	Interest	Homes	Homes	Valuation	Cost	Debt (4)	Start	Compl.	Stabilization	Leased	Occupied

Projects Under Construction

Parallel	Anaheim, CA	49%	386	-	$114,660	$26,529	$18,234	4Q14	1Q18	4Q18	22.0%	-
CityLine II	Seattle, WA	49%	155	-	58,250	15,484	7,929	3Q16	1Q18	4Q18	-	-
The Arbory (5)	Hillsboro, OR	49%	276	-	68,400	16,121	8,074	4Q16	3Q18	1Q19	-	-
Total			817	-	$241,310	$58,134	$34,237
Completed Projects, Non-Stabilized
N/A	N/A		-	-	$-	$-	$-	N/A	N/A	N/A	-	-
Total			-	-	$-	$-	$-
Completed Projects, Stabilized
OLiVE DTLA (6)	Los Angeles, CA	47%	293	293	$129,360	$33,698	$26,738	2Q14	4Q16	4Q17	94.9%	94.2%
Total			293	293	$129,360	$33,698	$26,738

Total - West Coast Development JV			1,110	293	$370,670	$91,832	$60,975

Economics For Projects Under Construction and Completed Projects, Non-Stabilized
				4Q 2017 at UDR's Share
											Income from
	UDR's Equity	Preferred									Preferred Equity
	Investment (7)	Return		Preferred Return		Net Operating Income		Interest and Other Expense			Investment (8)
West Coast Development JV	$ 64,226	6.5%		$ 948		$-		$(75)			$ 873

Economics For Completed Projects, Stabilized
				4Q 2017 at UDR's Share (3)
		Total Rev. per									Income from
	UDR's Equity	Occ. Home									Preferred Equity
	Investment (7)	4Q 2017 (1)		Preferred Return		Net Operating Income		Interest and Other Expense			Investment (8)
West Coast Development JV	$ 37,916	$ 2,430		$ 427		$624		$(137)			$ 914

Total - West Coast Development JV				$ 1,375		$624		$(212)			$ 1,787

Developer Capital Program – Other (12)
							Income from
		# of	UDR Investment		Return	Years to	Investment		Upside	Investment
Community	Location	Homes	Commitment (11)	Balance (11)	Rate	Maturity	4Q 2017		Participation	Type
The Portals (9)	Washington, DC	373	$ 38,559	$ 26,535	11.0%	3.4	$493		-	Mezzanine Loan
1532 Harrison	San Francisco, CA	136	24,645	11,346	11.0%	4.5	283		-	Preferred Equity
1200 Broadway (10)	Nashville, TN	313	55,558	18,011	8.0%	4.8	305		Variable	Preferred Equity
Total - Developer Capital Program - Other		822	$ 118,762	$ 55,892	9.6%	4.3	$1,081

Total Developer Capital Program - UDR Initial Investment Cost/UDR Investment Balance, Including Accrued Return							$158,866

(1)	See Attachment 16 for definitions and other terms.
(2)

UDR's investment is reflected as investment in and advances to unconsolidated joint ventures on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities on the Consolidated Statements of Operations in accordance with GAAP.

(3)

On the West Coast Development JV communities, UDR receives a 6.5% preferred return on our equity investment cost until stabilization.  Our partner assumes all economics until stabilization.  Upon stabilization, economics will be shared between UDR and our partner.  A community is considered stabilized when it reaches 80% occupancy for ninety consecutive days.  UDR has the option to purchase each community at a fixed price one year after completion.  In 4Q17, the West Coast Development JV sold Katella Grand I to an unaffiliated third-party.  See Attachment 13 for additional details.  UDR's economics for Completed Projects, Stabilized above includes $423 thousand of NOI and $104 thousand of interest and other expense related to Katella Grand I for the quarter.

(4)	Debt balances are presented net of deferred financing costs.
(5)	Formerly know as Amberglen.
(6)	A small ownership interest in OLiVE DTLA is held by an additional co-investor.
(7)	UDR's equity investment of $102.1 million is inclusive of outside basis, depreciation expense and our accrued preferred return, which differs from our investment cost of $91.8 million.
(8)	Excludes depreciation expense.
(9)

In May 2017, UDR entered into a new joint venture with an unaffiliated third-party, and the joint venture made a $71.0 million mezzanine loan commitment to a third-party developer of a 373 apartment home community.

(10)

In September 2017, UDR entered into a new joint venture with an unaffiliated third-party.  UDR earns an 8.0% return rate and receives a variable percentage of the value created from the project upon a capital or liquidating event.

(11)	Investment commitment represents maximum loan principal or equity and therefore excludes accrued return. Investment balance includes amount funded plus accrued return prior to the period end.
(12)	In 4Q17, Steele Creek was acquired 100% by UDR. See Attachment 13 for additional details.

Attachment 13

UDR, Inc.

Acquisitions, Dispositions and Developer Capital Program Investments Summary

December 31, 2017

(Dollars in Thousands)

(Unaudited) (1)

				Post
			Prior	Transaction
			Ownership	Ownership				# of	Price per
Date of Purchase	Community	Location	Interest	Interest	Price (2)	Debt (2)		Homes	Home

Acquisitions - Wholly-Owned

Jan-17	CityLine (3)	Seattle, WA	49%	100%	$ 86,500	$-		244	$355
Oct-17	Steele Creek (4)	Denver, CO	0%	100%	141,500	-		218	649
					$ 228,000	$-		462	$494

				Post
			Prior	Transaction
			Ownership	Ownership	Going-in			# of	Price per
Date of Investment	Community	Location	Interest	Interest	Valuation	Debt (2)		Homes	Home

Developer Capital Program - West Coast Development JV

Mar-17	CityLine II	Seattle, WA	0%	49%	$ 58,250	$26,650	(5)	155	$376
Jun-17	The Arbory	Hillsboro, OR	0%	49%	68,400	35,500	(5)	276	248
					$ 126,650	$62,150		431	$294

Developer Capital Program - Other					UDR Investment	Return		# of	Years to
					Commitment	Rate		Homes	Maturity
May-17	The Portals	Washington, DC	N/A	N/A	$ 38,559	11.0%		373	4.0
Jun-17	1532 Harrison	San Francisco, CA	N/A	N/A	24,645	11.0%		136	5.0
Sep-17	1200 Broadway	Nashville, TN	N/A	N/A	55,558	8.0%		313	5.0
					$ 118,762	9.6%		822	4.7

				Post
			Prior	Transaction
			Ownership	Ownership				# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (2)	Debt (2)		Homes	Home

Dispositions - Wholly-Owned

Dec-17	2 operating communities (6)	Various	100%	0%	$ 69,000	$-		218	$317
					$ 69,000	$-		218	$317

Dispositions - Wholly-Owned Land

Feb-17	Hanover Village (7)	Mechanicsville, VA	100%	0%	$ 3,500	$-		-	$-
					$ 3,500	$-		-	$-

Dispositions - Developer Capital Program - West Coast Development JV

Aug-17	8th & Republican (8)	Seattle, WA	48%	0%	$ 101,250	$45,066		211	$480
Nov-17	Katella Grand I (9)	Anaheim, CA	49%	0%	148,000	64,981		399	371
					$ 249,250	$110,047		610	$409

(1)	See Attachment 16 for definitions and other terms.
(2)	Price represents 100% of assets. Debt represents 100% of the asset's indebtedness.
(3)

UDR recorded a gain on consolidation of approximately $12.2 million during the twelve months ended December 31, 2017, which is included in income/(loss) from unconsolidated entities in Attachment 1.  Total fair value is approximately $98.7 million.

(4)	UDR recorded a gain on consolidation of approximately $14.8 million during the three months ended December 31, 2017, which is included in income/(loss) from unconsolidated entities in Attachment 1.
(5)	Debt represents maximum debt of the joint venture at 100% upon completion of construction. See Attachment 12(B) for additional details.
(6)

The disposition consisted of Vista Del Rey Apartment Homes located in Tustin, CA, and Villas at Carlsbad located in Carlsbad, CA.  UDR recorded a gain on sale of approximately $41.3 million during the three months ended December 31, 2017, which is included in gain/(loss) on sale of real estate owned, net of tax in Attachment 1.

(7)	UDR recorded a gain on sale of approximately $2.1 million during the twelve months ended December 31, 2017, which is included in gain/(loss) on sale of real estate owned, net of tax in Attachment 1.
(8)	UDR recorded a gain on sale of approximately $2.4 million during the twelve months ended December 31, 2017, which is included in income/(loss) from unconsolidated entities in Attachment 1.
(9)	UDR recorded a gain on sale of approximately $5.5 million during the three months ended December 31, 2017, which is included in income/(loss) from unconsolidated entities in Attachment 1.

Attachment 14

UDR, Inc.

Capital Expenditure and Repair and Maintenance Summary

December 31, 2017

(In thousands, except cost per home)

(Unaudited) (1)

		Three Months		Capex	Twelve Months		Capex
	Estimated	Ended	Cost	as a %	Ended	Cost	as a %
Category (Capitalized)	Useful Life (yrs.)	December 31, 2017	per Home	of NOI	December 31, 2017	per Home	of NOI

Capital Expenditures for Consolidated Homes (2)

Average number of homes (3)		39,672			39,692

Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$ 6,294	$159		$ 17,789	$448
Building exteriors	5 - 20	4,952	125		11,627	293
Landscaping and grounds	10	2,045	52		5,713	144
Total asset preservation		13,291	335		35,129	885
Turnover related	5	2,621	66		10,905	275
Total Recurring Cap Ex		15,912	401	9%	46,034	1,160	7%
Revenue Enhancing Cap Ex (4)
Kitchen & Bath		2,158	54		14,501	365
Revenue Enhancing		6,585	166		29,966	755
Total Revenue Enhancing Cap Ex	5 - 20	8,743	220		44,467	1,120

Total Recurring and Revenue Enhancing Cap Ex		$ 24,655	$621		$ 90,501	$2,280

One-Time Infrastructure Cap Ex	5 - 35	$ 810	$-		$ 1,549	$-

		Three Months			Twelve Months
		Ended	Cost		Ended	Cost
Category (Expensed)		December 31, 2017	per Home		December 31, 2017	per Home
Repair and Maintenance for Consolidated Homes
Average number of homes (3)		39,672			39,692
Contract services		$ 4,759	$120		$ 19,390	$489
Turnover related expenses		1,160	29		4,494	113
Other Repair and Maintenance
Building interiors		2,018	51		7,096	179
Building exteriors		446	11		1,827	46
Landscaping and grounds		254	6		897	23
Total		$ 8,637	$218		$ 33,704	$849

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes outstanding at the end of each month.
(4)	Revenue enhancing capital expenditures were incurred at specific apartment communities in conjunction with UDR's overall capital expenditure plan.

Attachment 15

UDR, Inc.

Full-Year 2018 Guidance

December 31, 2017

(Unaudited) (1)

Net Income, FFO, FFO as Adjusted and AFFO per Share and Unit Guidance	1Q 2018	Full-Year 2018

Income/(loss) per weighted average common share, diluted	$0.06 to $0.08	$0.26 to $0.30
FFO per common share and unit, diluted	$0.46 to $0.48	$1.91 to $1.95
FFO as Adjusted per common share and unit, diluted	$0.46 to $0.48	$1.91 to $1.95
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.44 to $0.46	$1.76 to $1.80
Annualized dividend per share and unit		$1.29

Same-Store Guidance		Full-Year 2018

Revenue growth		2.50% - 3.50%
Expense growth		2.50% - 3.50%
NOI growth		2.50% - 3.50%
Physical occupancy		96.7% - 96.9%

Same-Store homes		38,277

Sources of Funds ($ in millions)		Full-Year 2018

AFFO in Excess of Dividends		$145 to $155
Debt/Equity Issuances, LOC Draw/Paydown and Sales Proceeds		$170 to $370
Construction Loan Proceeds		$25 to $35

Uses of Funds ($ in millions)		Full-Year 2018

Debt maturities inclusive of principal amortization (weighted average interest rate of 3.18%)(2)		$35
Development and redevelopment spending and land acquisitions		$200 to $300
Developer Capital Program		$60 to $70
Acquisitions		$0 to $125
Revenue enhancing capital expenditures inclusive of Kitchen and Bath		$40 to $45

Other Additions/(Deductions) ($ in millions except per home amounts)		Full-Year 2018

Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		($132) to ($137)
Capitalized interest (3)		$9 to $13
General and administrative		($46) to ($50)
Tax (provision)/benefit for TRS		($1) to ($2)
Total joint venture FFO including fee income, net of adjustments for FFO as Adjusted		$61 to $71
Non-recurring items:
Disposition related gains/(losses) and non-recurring fees included in FFO		N/A
Average stabilized homes		39,500
Recurring capital expenditures per home		$1,175

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes short-term maturities related to the Company's unsecured commercial paper program.
(3)

Excludes capitalized interest on joint venture and partnership level debt, which is included in the guidance for "Total joint venture FFO including fee income, net of adjustments for FFO as Adjusted" above.

Attachment 16(A)

UDR, Inc.

Definitions and Reconciliations

December 31, 2017

(Unaudited)

Acquired Communities:  The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders:  The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted.  AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance.  The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO.  Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs.  However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs.  AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions.  A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Development Communities:  The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Effective New Lease Rate Growth:  The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth:  The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion:  The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Fixed Charge Coverage Ratio - adjusted for non-recurring items:  The Company defines Fixed Charge Coverage Ratio - adjusted for non-recurring items as Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs.  A reconciliation of the components that comprise Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Funds from Operations as Adjusted attributable to common stockholders and unitholders:  The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains or losses on sales of non-depreciable property and marketable securities, deferred tax valuation allowance increases and decreases, casualty-related expenses and recoveries, severance costs and legal costs.

Management believes that  FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance.  The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted.  However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs.  FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity.  A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders:  The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains or losses from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, unconsolidated partnerships and joint ventures.  This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002.  In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs.  A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Attachment 16(B)

UDR, Inc.

Definitions and Reconciliations

December 31, 2017

(Unaudited)

Held For Disposition Communities:   The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Interest Coverage Ratio - adjusted for non-recurring items:  The Company defines Interest Coverage Ratio - adjusted for non-recurring items as net income/(loss), excluding the impact of consolidated interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization, income tax provision/(benefit), net and the impact of other non-recurring items including, but not limited to, net gain/(loss) on the sale of real estate owned and casualty-related expenses and recoveries of wholly owned and joint venture communities divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs.  A reconciliation of the components that comprise Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Joint Venture Reconciliation at UDR's weighted average ownership tnterest

In thousands	4Q 2017	YTD 2017
Income/(loss) from unconsolidated entities	$ 19,666	$ 31,257
Management fee	1,206	4,654
Interest expense	9,446	37,933
Depreciation	14,128	57,102
General and administrative	139	563
West Coast Development JV Preferred Return - Attachment 12(B)	(1,375)	(5,932)
Developer Capital Program - Other	(1,081)	(6,370)
Other (income)/expense (includes 717 Olympic casualty (gain)/expense)	94	(311)
(Gain)/loss on sales	(20,850)	(35,363)
Total Joint Venture NOI at UDR's Ownership Interest	$ 21,373	$ 83,533

JV Return on Equity ("ROE"):  The Company defines JV ROE as its share of property NOI plus property and asset management fee revenue less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers JV ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

JV Return on Invested Capital ("ROIC"):  The Company defines JV ROIC as its share of property NOI plus property and asset management fee revenue, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers JV ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Net Debt-to-EBITDA - adjusted for non-recurring items:  The Company defines Net Debt-to-EBITDA - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by EBITDA - adjusted for non-recurring items.  EBITDA is defined as net income/(loss), excluding the impact of consolidated interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization and income tax provision/(benefit), net.  EBITDA - adjusted for non-recurring items is defined as EBITDA excluding the impact of other non-recurring items including, but not limited to, net gain/(loss) on the sale of real estate owned and casualty-related expenses and recoveries of wholly owned and joint venture communities.

Management considers Net Debt-to-EBITDA - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs.  A reconciliation between net income/(loss) and EBITDA - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Net Operating Income (“NOI”):  The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt.  Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations.  A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	4Q 2017	3Q 2017	2Q 2017	1Q 2017	4Q 2016
Net income/(loss) attributable to UDR, Inc.	$ 69,280	$ 16,190	$ 10,157	$ 25,967	$ 237,617
Property management	6,878	6,827	6,728	6,635	6,603
Other operating expenses	3,050	1,950	2,369	1,691	2,369
Real estate depreciation and amortization	109,401	107,171	108,450	105,032	102,537
Interest expense	34,211	30,095	33,866	30,539	29,295
Casualty-related charges/(recoveries), net	586	2,056	1,191	502	(1,102)
General and administrative	11,590	12,467	11,434	13,075	13,256
Tax (benefit)/provision, net	(1,065)	127	366	332	(3,063)
(Income)/loss from unconsolidated entities	(19,666)	(1,819)	1,426	(11,198)	(35,945)
Interest income and other (income)/expense, net	(548)	(481)	(515)	(427)	(481)
Joint venture management and other fees	(2,764)	(2,827)	(3,321)	(2,570)	(2,927)
Other depreciation and amortization	1,648	1,585	1,567	1,608	1,458
(Gain)/loss on sale of real estate owned, net of tax	(41,272)	-	-	(2,132)	(200,466)
Net income/(loss) attributable to noncontrolling interests	6,347	1,380	905	2,429	22,129
Total consolidated NOI	$ 177,676	$ 174,721	$ 174,623	$ 171,483	$ 171,280

Attachment 16(C)

UDR, Inc.

Definitions and Reconciliations

December 31, 2017

(Unaudited)

Non-Mature Communities:  The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other:  The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy:  The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store Communities:  The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters.  These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested:  The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the definition of Stabilization Period for Redevelopment Yield, less Recurring Capital Expenditures, minus the project’s annualized NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by the total cost of the project.

Return on Equity ("ROE"):  The Company defines ROE as a referenced quarter's NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Return on Invested Capital ("ROIC"):  The Company defines ROIC as a referenced quarter's NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Revenue Enhancing Capital Expenditures ("Cap Ex"):  The Company defines Revenue Enhancing Capital Expenditures as expenditures that result in increased income generation over time.

Management considers Revenue Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities:  The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities:  The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Stabilization Period for Development Yield: The Company defines the Stabilization Period for Development Yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Redevelopment Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments:   The Company calculates expected stabilized yields on development as follows, projected stabilized NOI less management fees divided by budgeted construction cost on a project-specific basis.  Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(B), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated Stabilized Yield on Development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home:  The Company defines Total Revenue per Occupied Home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS:  The Company's taxable REIT subsidiary ("TRS") focuses on development, land entitlement and short-term hold investments.  TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax  provision and the gross investment basis of the asset before accumulated depreciation.

YTD Same-Store Communities:  The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years.  These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Attachment 16(D)

UDR, Inc.

Definitions and Reconciliations

December 31, 2017

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team.  The following reconciles from GAAP Net income/(loss) per share for full year 2018 and first quarter of 2018 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

Full-Year 2018
	Low	High

Forecasted net income per diluted share	$ 0.26	$ 0.30
Conversion from GAAP share count	(0.02)	(0.02)
Depreciation	1.64	1.64
Noncontrolling interests	0.02	0.02
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$ 1.91	$ 1.95
Disposition-related FFO	-	-
Cost associated with debt extinguishment	-	-
Casualty-related charges/(recoveries)	-	-
Forecasted FFO as Adjusted per diluted share and unit	$ 1.91	$ 1.95
Recurring capital expenditures	(0.15)	(0.15)
Forecasted AFFO per diluted share and unit	$ 1.76	$ 1.80

1Q 2018
	Low	High

Forecasted net income per diluted share	$ 0.06	$ 0.08
Conversion from GAAP share count	(0.01)	(0.01)
Depreciation	0.41	0.41
Noncontrolling interests	-	-
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$ 0.46	$ 0.48
Disposition-related FFO	-	-
Cost associated with debt extinguishment	-	-
Casualty-related charges/(recoveries)	-	-
Forecasted FFO as Adjusted per diluted share and unit	$ 0.46	$ 0.48
Recurring capital expenditures	(0.02)	(0.02)
Forecasted AFFO per diluted share and unit	$ 0.44	$ 0.46